UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2012

COVIDIEN PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in Charter)

Ireland	001-33259	98-0624794
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 on Hatch, Lower Hatch Street

Dublin 2, Ireland

(Address of Principal Executive Offices, including Zip Code)

+353 (1) 438-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual General Meeting of Shareholders on March 13, 2012, the shareholders

•	elected all ten of the Company’s nominees for director;

•	appointed Deloitte and Touche LLP to serve as the Company’s independent auditors for the fiscal year ending September 28, 2012 and authorized the Audit Committee to set the auditors’ remuneration;

•	approved, on an advisory basis, the compensation of the Company’s named executive officers described in the proxy statement;

•	authorized the Company and/or any subsidiary of the Company to make market purchases of Company shares;

•	authorized the price range at which the Company can reissue shares it holds as treasury shares (Special Resolution);

•	approved amendment of the Company’s Articles of Association to provide for escheatment in accordance with U.S. laws (Special Resolution); and

•	approved amendment of the Company’s Articles of Association to give the Board of Directors authority to declare non-cash dividends (Special Resolution).

Shares were voted on these proposals as follows:

Proposals 1(a)-(j). To re-elect ten (10) directors to hold office until the Company’s next Annual General Meeting of Shareholders:

Nominees		For	Against	Abstain	Broker Non-Votes
(a)	José E. Almeida	393,514,902	1,521,612	212,860	28,092,501
(b)	Craig Arnold	394,321,906	802,894	124,574	28,092,501
(c)	Robert H. Brust	394,252,123	869,605	127,646	28,092,501
(d)	John M. Connors, Jr.	386,915,398	8,211,152	122,824	28,092,501
(e)	Christopher J. Coughlin	394,257,896	866,787	124,691	28,092,501
(f)	Timothy M. Donahue	385,542,117	9,587,237	120,020	28,092,501
(g)	Randall J. Hogan, III	394,288,798	833,751	126,825	28,092,501
(h)	Martin D. Madaus	392,722,097	2,061,096	466,181	28,092,501
(i)	Dennis H. Reilley	392,975,558	2,147,635	126,181	28,092,501
(j)	Joseph A. Zaccagnino	394,319,810	797,991	131,573	28,092,501

Proposal 2. To appoint Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending September 28, 2012 and authorize the Audit Committee to set the auditors’ remuneration:

For	Against	Abstain
418,203,668	4,897,809	240,398

Proposal 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers described in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
372,600,675	21,469,833	1,178,866	28,092,501

Proposal 4. To authorize the Company and/or any subsidiary of the Company to make market purchases of Company shares:

For	Against	Abstain
422,078,801	1,011,871	251,203

Proposal 5. To authorize, via special resolution, the price range at which Covidien can reissue shares that it holds as treasury shares:

For	Against	Abstain
370,226,928	51,025,534	2,089,413

Proposal 6. To amend, via special resolution, the Company’s Articles of Association to provide for escheatment in accordance with U.S. laws:

For	Against	Abstain
421,326,041	991,153	1,024,681

Proposal 7. To amend, via special resolution, the Company’s Articles of Association to give the Board of Directors the authority to declare non-cash dividends:

For	Against	Abstain	Broker Non-Votes
393,545,580	1,431,874	271,920	28,092,501

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Memorandum and Articles of Association, as amended March 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN PUBLIC LIMITED COMPANY

By:	/s/ John W. Kapples
John W. Kapples
Vice President and Corporate Secretary

Date: March 16, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit Name

3.1	Memorandum and Articles of Association, as amended March 13, 2012.